Leases	12 Months Ended
Dec. 31, 2020
Leases
Leases

9.    Leases

The Group has operating leases for corporate offices, warehouses and retail stores. In addition, upon the adoption of ASC 842, land use rights, net with total carrying amount of RMB3,707.2 million and RMB4,178.3 million (Note 8) were identified as operating lease right-of-use assets as of December 31, 2019 and 2020, respectively.

The Group’s leases have remaining lease terms of 1 months to 69 years, some of which include options to terminate the leases within certain periods. The Group considers these options in determining the classification and measurement of the leases when it is reasonably certain that the Group will exercise that option.

The following table provides information related to the Group’s operating leases (in thousands):

	For the year ended December 31,
	2019	2020
	RMB	RMB
Operating lease cost (i)	360,383	433,412
Cash paid for amounts included in the measurement of operating lease liabilities	284,969	323,836
Right-of-use assets obtained in exchange for operating lease obligations	179,350	658,168
(i)	Included short-term lease cost of RMB65.6 million and RMB27.6 million and amortization expenses of land use rights of RMB72.2 million and RMB84.7 million for the year ended December 31, 2019 and 2020, respectively.

The following table provides a summary of the Group’s operating lease terms and discount rates as of December 31, 2019 and 2020:

	December 31,	December 31,
	2019	2020
Weighted average remaining lease term	1.93 years	2.27 years
Weighted average discount rate	4.35%	4.16%

Prior to adoption of ASC 842, the Group incurred rental expenses in the amounts of approximately RMB280.7 million for the years ended December 31, 2018.

Maturities of operating lease liabilities as of December 31, 2020 were as follows (in thousands):

RMB
2021	338,476
2022	204,759
2023	129,932
2024	101,764
2025	58,858
Thereafter	34,596
Total operating lease payments	868,385
Less: imputed interest	(62,650)
Total	805,735